SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of Earliest Event Reported)     November 5, 2002



                          CNH CAPITAL RECEIVABLES INC.
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               (Exact Name of Registrant as Specified in Charter)


            Delaware                     333-98887         39-1995297
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     (State or Other Jurisdiction       (Commission        (IRS Employer
           of Incorporation)            File Number)      Identification No.)




100 South Saunders Road, Lake Forest, Illinois                        60045
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(Address of Principal Executive Office)                             (Zip Code)

Registrant's telephone number, including area code    (847) 735-9200


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          (Former Name or Former Address, if Changed Since Last Report)




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Item 5. Other Events

     Attached is a definitive legality and tax opinion relating to the issuance of $1,067,000,000 aggregate principal amount of asset-backed notes by CNH Equipment Trust 2002-B. For both opinions, see Exhibits 5 and 8(a).


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     Exhibit 5 - Opinion of Mayer, Brown, Rowe & Maw with respect to legality

     Exhibit 8(a) - Opinion of Mayer, Brown, Rowe & Maw with respect to certain income tax matters (included as part of Exhibit 5)

















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


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CNH CAPITAL RECEIVABLES INC.
                                         (Registrant)




Dated: November 5, 2002                 By: /s/  Alberto Fornaro
                                            -----------------------------------
                                            Alberto Fornaro
                                            Vice President and Treasurer










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




                                 EXHIBIT INDEX

     Exhibit 5 - Opinion of Mayer, Brown, Rowe & Maw with respect to legality

     Exhibit 8(a) - Opinion of Mayer, Brown, Rowe & Maw with respect to certain income tax matters (included as part of Exhibit 5)















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